APPLIED MINERALS INC.

World Class Producer of Halloysite Clay & Technical Grade Iron Oxides

Annual Shareholder Meeting

Management Presentation

December 2016

Safe Harbor Statement & SEC Cautionary Note

FORWARD LOOKING STATEMENTS

Information provided and statements contained in this presentation and the oral presentation accompanying it as well as in the Q&A that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended Section 21E of the Securities Exchange Act of 1934 as amended and the Private Securities amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this presentation and the Company assumes no obligation to update the information included in this presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see Item 1A, Risk Factors, included within our Form 10-K for the year ended December 31, 2015, which was filed on March 30th, 2016. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence forward looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

CAUTIONARY NOTE TO U.S. INVESTORS

The United States Securities and Exchange Commission permits U.S. mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can economically and legally extract or produce. We use certain terms in this presentation (or press release), such as "measured," "indicated," and "inferred" "resources," which the SEC guidelines strictly prohibit U.S. registered companies from including in their filings with the SEC. U.S. Investors are urged to consider closely the disclosure in our Form 10-K which may be secured from us, or from our website at http://www.sec.gov/edgar.shtml.

Applied Minerals Highlights

- Highest Purity producer of Halloysite Clay and Advanced Natural Iron Oxides
- Vertically integrated through 100% ownership of the Dragon Mine in Utah
  - World Class Resource of Halloysite Clay and Technical Grade Iron Oxide
  - Purest known commercial source of both minerals in the world
- Produce Halloysite Clay and Iron Oxide under the DRAGONITE™ and AMIRON™ trade names, respectively
- Commercial, or in commercial-scale development, with several Fortune 500 companies
- Sizable market opportunities in high-value, sustainable specialty market applications
- In production with large measured resources, processing plant and state-of-the-art quality control and product development laboratory
- In production with 50,000 tons of combined processing capacity.

Capital Structure

Fully Diluted Capital Structure[1]	
Fully diluted shares outstanding (M)	108.6
Price per share	$0.13
Market capitalization (M)	$14.1
Convertible Notes (mm)[2]	$37.0
Cash balance (mm)[3]	$1.6
Enterprise value (M)	$49.5
NOLs[4]	$81.6

(1) Pro forma as of December 6th, 2016 for exercise of all outstanding "in the money" options vested and unvested, exercised on on a cashless basis using closing price at December 6th, 2016.
(2) 10% mandatorily PIK convertible Notes due 2023 and 2024 as of 12/4/15. Convert into the Company's common stock at a conversion price of $1.36 per share and $0.92 per share, respectively. The Notes are mandatorily convertible after one year and two years, respectively, from their issue dates.
(3) Cash balance as of 9/30/16.
(4) NOLs available to the Company as of 9/30/16 – for further information regarding the NOL, refer to Note 12 - Income Taxes of the Company's 2015 Form 10-K

About Halloysite Clay & Iron Oxide

About Halloysite Clay

- Halloysite is an aluminosilicate clay exhibiting a rare, naturally-occurring hollow tubular structure
  - Non-toxic, biocompatible & natural clay
  - Formation occurs under extremely rare geological conditions
  - Halloysite advantages relate to the properties imparted by its unique natural tubular structure, high surface area, and reactivity
- Traditional applications include the production of ceramics (i.e. porcelain & fine china) and catalysts


100 nm

About Iron Oxide

- Iron oxide is Fe_2O_3
- Widely used as a durable pigment in paints, coatings and colored concretes, as well as in other technical applications (i.e. water purification, desulphurization, foundry and catalysts)





Dragon Mine Operation - Silver City, Utah











Dragon Mine Resources: Clay

Clay - Underground

Dragon Mine Area: Pit	
Pure Halloysite	
Tonnage	629,650
Resource Status Under JORC Code	Measured
Halloysite	94.0%
Total clay content	**94.0%**
Mixture of Clay	
Tonnage	565,575
Resource Status Under JORC Code	Measured
Halloysite	42.6%
Kaolinite	19.2%
Illite-Smectite	11.6%
Clay content	**73.4%**

Dragon Mine Area: Western	
Mixture of Clay	
Tonnage	862,903
Resource Status Under JORC Code	Measured
Halloysite	6.7%
Kaolinite	47.2%
Illite-Smectite	17.5%
Total clay content	**71.4%**

Combined Clay Tonnage:	2,058,128

Clay - Surface Piles

Surface Piles	
Whole-Rock Analysis	
Tonnage	4,546,145
Resource Status Under JORC Code	Inferred
Halloysite	10.3%
Kaolinite	11.3%
Illite-Smectite	20.0%
Other	57.99%
** Can be upgraded by wet process or utilized for alternative markets	

- **Additional areas of clay identified and will be included in future resource reports**
- Tonnages are classified as resources, not reserves, under JORC Code. The process and consequences of converting resources into reserves are explained in the JORC Code at: http://www.jorc.org/jorc_code.asp

Dragon Mine Resources: Iron Oxide

- Exceptionally High Grade Iron Oxide Resource

Dragon Mine Area: Pit	
Tonnage	2,631,825
Resource Status	Measured
Hematite	24.3%
+ Goethite	69.7%
= Total	**94.0%**

Dragon Mine Area: Western	
Tonnage	670,450
Resource Status	Measured
Hematite	75.9%
+ Goethite	20.2%
= Total	**96.1%**

- High Purity + ultra-low levels of trace metal impurities = Broad Market Applicability







- Additional areas of iron oxide identified and will be included in future resource reports

- Tonnages are classified as resources, not reserves, under JORC Code. The process and consequences of converting resources into reserves are explained in the JORC Code at: http://www.jorc.org/jorc_code.asp

Dragon Mine Production Capabilities






- **Two plants with combined processing capacity of up to 50,000 tons/year**
- Supported by adjoining state-of-the-art quality control lab
- Processing capabilities provide significant product enhancements to **expedite commercialization timeline**
- **Minimal capital needed to significantly expand capacity and can be done with cash flows as the business scales up**






2016 Milestones Towards Profitability

- Streamlined operations resulting in $3.5M+ of annual savings
- Currently commercial with 15 customer in a wide range of applications
  - Molecular sieves, catalysts, nucleating agents, FR, adhesives, ceramics, and controlled-release
- 20 additional customer opportunities in advanced testing, representing $23.0M+ in near term revenue
- Distribution team successfully opened up 150+ new sample evaluations for both DRAGONITE and AMIRON
- Successful ramp up of mining and production to execute ongoing $5.0M AMIRON™ H40 Technical Iron Oxide contact for a specialized catalyst application.
  - 100% within specification, on schedule, and with no worker injuries
- Successful production ramp & continued execution of commercial orders for DRAGONITE for our first molecular sieve customer with guidance for the business to double in 2017.
- Executed an exclusive contract manufacturing agreement with Inter-American Performance Mineral (IAPM) for advanced processing of AMIRON advanced iron oxide, providing AMI the necessary capabilities to compete in the $3.1B pigment market.


APPLIED MINERALS
DRAGONITE™

Notable Opportunities

	Product	Application	Progress	Current Project (annually)	Revenue Timing	Long Term Opportunity (annually)
	Commercialized					
#1	Dragonite	Molecular Sieves	Commercial	$0.7M	NA	$1.0M+
#2	Amiron	Catalyst	Commercial	$3.5M	NA	$1.5M+
#3	Dragonite	FR Coating	Commercial	$0.1M	NA	$0.5M+
#4	Draognite	Ceramic Binder	Commercial	$0.1M	NA	$0.5M+
#5	Dragonite	Nucleating Agent	Commercial	$0.1M	NA	$0.1M+
	Subtotal			**$4.5M**		**$3.6M+**
	High Visibility Opportunities					
#1	Dragonite	Molecular Sieves	Trials Complete	$6.0M	Q2 2017	$7.5M+
#2	Dragonite	Nucleating Agent	●●◐	$0.5M	2017	$1.0M+
#3	Dragonite	Controlled Release	●●◐	$3.0M	2017	$3.0M+
#4	Dragonite	Oilfield Additives	●●◐	$0.2M	2017	$0.2M+
#5	Amiron	Foundry Sand Additive	●●◐	$0.2M	Q2 2017	$0.5M+
#6	Dragonite	ATH FR Synergist	●●◐	TBD	H2 2017	TBD
#7	Dragonite	Molecular Sieves	●●○	$1.5M	H2 2017	$3.0M+
#8	Dragonite	Petroleum Ref Catalyst	●●○	$3.0M	Q4 2017	$6.0M+
#9	Dragonite	FR-Thermal Insulation	●●○	$0.6M	Q2 2017	$1.0M+
#10	Dragonite	Nucleating Agent	●●○	$0.8M	2017	$1.0M+
#11	Dragonite	Petroleum Ref Catalyst	●◐○	$6.0M	Q4 2017	$12.0M+
#12	Dragonite	Cement Additives	●◐○	$1.5M	Q2 2017	$5.0M+
	Subtotal			**$23.3M**		**$35.2M+**

* "Current Project" = annual revenue from a potential customer's initial project on a fully ramped basis.

APPLIED MINERALS


Catalysts & Molecular Sieves

Dragon Mine History of Supply to Catalyst Market

Filtrol Corporate Brochure from 1970s


FILTROL
Properties, People, Products



Experienced miners remove clay from Filtrol's Dragon mine in Utah.

- Former Dragon Mine operator, Filtrol Corp, from 1949-1976 utilized 1.1M tons of Dragon Mine Halloysite at the rate of 40k tons per year for production of their FCC hydrocracking and hydrotreating catalysts Production ceased due to underground fire in 1976, before mining safety was regulated
- Made mine inaccessible which resulted in their shift to semi-synthetic catalysts
- The intrinsic properties of halloysite make its' use more valuable today in addressing the higher performance objectives of modern day catalysts.
- AMI has been successful in reintroducing Dragonite Halloysite to the catalyst industry and expects this end market to be the biggest revenue driver for the company.

Fluid Cracking Catalysts (FCC) Commercial Developments

- **Product Benefits**
  - Enhances crush strength, porosity, selectivity & yield of a catalyst
  - Creates a mesoporous structure which is especially effective for demetalization & desulfurization of low quality crude feedstocks
- **Commercial Developments**
  - **Large scale trials** with two significant industry players with encouraging results to date - $9.0M revenue potential in first 12months (based on customer guidance)
  - DRAGONITE has been **technically validated** by companies representing **80%+ of the FCC market** (different stages of testing)

Market Size: Fluid Cracking Catalyst		
	Volume	Value
2015	687k tons	$2.6B
2023	773k tons	$3.4B



Customer	Application	Status	Current Project (Annually)	Revenue Timing	Long Term Opportunity (Annually)
#1	Petroleum Refining	Advancing to Production Trial Q1	$3.0M	Q4 2017	$6.0M+
#2	Petrolelum Refining	Pilot Trial Ongoing	$6.0M	Q4 2017	$12.0M+
Total			**$9.0M**		**$18.0M+**

AMI expects the catalyst market to be the biggest single revenue opportunity for the company near & long term

Molecular Sieves
Leveraging commercial Successes

- **Product Benefits**
  - Improves the crush strength and attrition resistance of molecular sieves
  - Enhances porosity, selectivity and yield of end product
- **Commercial Developments**
  - **Commercially supplying** a leading global specialty zeolite producer – recurring customer
  - **Successful commercial trial** with a 2nd leading customer
    - $5.5M opportunity for first product to be launched
    - Commercialization expected Q2 2017

Market Size: Zeolite Molecular Sieve		
	Volume	Value
2015	1.9M tons	$3.2B
2023	2.1M tons	$4.4B



Customer	Application	Status	Current Project (Annually)	Revenue Timing	Long Term Opportunity (Annually)
#1	Molecular Sieve	Commercial customer	$0.7M	Current	$1.0M+
#2	Molecular Sieve	Comm Scale Up Complete	$6.0M	Q2 2017	$7.5M+
#3	Molecular Sieve	Comm Scale Up Plan Q1	$1.5M	H2 2017	$3.0M+
Total			**$8.2M**		**$11.5M+**

APPLIED MINERALS

Flame Retardancy

Commercial Developments

- **Product Benefits**
  - Provides char formation and reinforcement to the polymer
  - Regulatory phase-out of halogenated products increases market demand for high performance natural flame retardants – most fail physical requirements

- **Commercial Developments**
  - **Commercial** with a Fortune 500 building products company in an FR wood protection coating
  - **Commercial scale up** with a 2nd customer expected in Q1 2017 for flame resistant thermal insulation product

Market Size: Flame Retardant		
	Volume	Value
2015	2.7M tons	$5.8B
2023	3.8M tons	$9.2B



Customer	Application	Status	Current Project (Annually)	Revenue Timing	Long Term Opportunity (Annually)
#1	FR Coating	Commercial	$0.1M	Current	$0.5M+
#2	FR - Thermal Insulation	Passed Pilot Trial	$0.6M	Q2 2017	$1.0M+
#3	ATH FR Synergist	Commercially Approved*	TBD	H2 2017	TBD
Total			**$0.7M**		**$1.5M+**

* Commercially approved for field trials

APPLIED MINERALS


Polymer Composites

Commercial Developments

- **Product Benefits**
  - Reduces production cycle time by up to 40%
  - Improves physical and mechanical properties
  - Control-releases active agents
- **Commercial Developments**
  - **Large scale trials ongoing** with two large industry players - $3.5M revenue potential
  - Product performance has been proven commercially and in plant trials by several leading manufacturers



Customer	Application	Status	Current Project (Annually)	Revenue Timing	Long Term Opportunity (Annually)
#1	Nucleating Agent	Commercial	$0.1M	Current	$0.1M+
#2	Controlled Release	Plant Trial Ongoing	$3.0M	2017	$3.0M+
#3	Nucleating Agent	Plant Trial Ongoing	$0.5M	2017	$1.0M+
#4	Oilfield Addtives	Field Trials Ongoing	$0.2M	2017	$0.2M+
#5	Nucleating Agent	Passed Pilot Trial	$0.8M	2017	$1.0M+
Total			$4.6M		$5.3M+


APPLIED MINERALS
Advanced Natural Iron Oxides

Execution of $5.0M Initial Contract for AMIRON

100% on schedule and within customer specification requirements

- On schedule execution of ongoing $5.0M contract of AMIRON iron oxide in a specialized catalyst application
- Successful ramp up of mining and production
- Take-or-pay structure provides security of cash flows through June 2017
- A 2nd generation product developed by AMI and now commercial with the customer
  - Orders expected to continue post June 2017



Pipeline Opportunities

Pursuing additional high volume opportunities for technical iron oxide and waste pile material





Pigments

Agreement with Inter-American Performance Materials (IAPM) to compete in $3.1B pigment market

- Entered into agreement with IAPM to provide AMI with advanced processing capability necessary for AMIRON to better compete in the natural and synthetic pigment market
- 225,000 square foot facility with comprehensive line of state-of-the-art equipment
- Marketing and sales program underway through distribution team



INTER-AMERICAN
Performance Materials









Sales and Distribution Infrastructure

Current Customer and Pipeline Opportunities


Paints and Coatings


Flame Retardancy


Ceramics


Polymer Composites


Catalysts & Molecular Sieves


Cosmetics


Coatings & Adhesives


Controlled Release


Technical


Pigmentary

Expansion of Sales & Distribution Infrastructure

International Expansion With Addition of Fimatec to Distribution Team

FIMATEC LTD.

- **Exclusive Territory:** Japan
- **Products Represented:** Dragonite
- **Specialty Markets:** Coatings, automotive, catalysts, plastics, rubber and ceramics

HORN
We orchestrate success.™

- **Exclusive Territory:** Western and Southwestern United States
- **Products Represented:** Dragonite and Amiron
- **Specialty Markets:** Paints and coatings, polymer composites, flame retardants, controlled release, env. remediation, agriculture, catalysts and molecular sieves, and cosmetics

BRANDT

- **Exclusive Territory:** Midwestern United States
- **Products Represented:** Dragonite and Amiron
- **Specialty Markets:** Paints and coatings, graphic arts, adhesives, polymer composites, rubber, agriculture, concrete admixtures, and other related markets

azelis
(Acquired KODA)

- **Exclusive Territory:** Eastern and Southern United States
- **Products Represented:** Dragonite
- **Specialty Markets:** Coatings, adhesives, sealants, elastomers, construction, personal care, lubricants, agriculture, pharma,urethanes

Sales Infrastructure

National Distribution Coverage


APPLIED MINERALS
DRAGONITE™
E.T. HORN
BRANDT TECHNOLOGIES
AZELIS


APPLIED MINERALS
AMIRON™
E.T. HORN
BRANDT TECHNOLOGIES
OPEN

Capital Structure

Fully Diluted Capital Structure[1]	
Fully diluted shares outstanding (M)	108.6
Price per share	$0.13
Market capitalization (M)	$14.1
Convertible Notes (mm)[2]	$37.0
Cash balance (mm)[3]	$1.6
Enterprise value (M)	$49.5
NOLs[4]	$81.6

(1) Pro forma as of December 6th, 2016 for exercise of all outstanding "in the money" options vested and unvested, exercised on on a cashless basis using closing price at December 6th, 2016.
(2) 10% mandatorily PIK convertible Notes due 2023 and 2024 as of 12/4/15. Convert into the Company's common stock at a conversion price of $1.36 per share and $0.92 per share, respectively. The Notes are mandatorily convertible after one year and two years, respectively, from their issue dates.
(3) Cash balance as of 9/30/16.
(4) NOLs available to the Company as of 9/30/16 – for further information regarding the NOL, refer to Note 12 - Income Taxes of the Company's 2015 Form 10-K

2016 Milestones Towards Profitability

- Streamlined operations resulting in $3.5M+ of annual savings
- Currently commercial with 15 customer in a wide range of applications
  - Molecular sieves, catalysts, nucleating agents, FR, adhesives, ceramics, and controlled-release
- 20 additional customer opportunities in advanced testing, representing $23.0M+ in near term revenue
- Distribution team successfully opened up 150+ new sample evaluations for both DRAGONITE and AMIRON
- Successful ramp up of mining and production to execute ongoing $5.0M AMIRON™ H40 Technical Iron Oxide contact for a specialized catalyst application.
  - 100% within specification, on schedule, and with no worker injuries
- Successful production ramp & continued execution of commercial orders for DRAGONITE for our first molecular sieve customer with guidance for the business to double in 2017.
- Executed an exclusive contract manufacturing agreement with Inter-American Performance Mineral (IAPM) for advanced processing of AMIRON advanced iron oxide, providing AMI the necessary capabilities to compete in the $3.1B pigment market.

APPLIED MINERALS INC.

Producer of Halloysite Clay & Advanced Natural Iron Oxides

Thank you for your attendance.

Questions

Appendix

Experienced Management Team

Andre M. Zeitoun – President, Chief Executive Officer, and Director

- 16+ years investing in operational turnarounds with a focus on early stage, emerging growth industries – most recently as a Portfolio Manager with SAC Capital/Cr Intrinsic Investors
- Responsible for executing the turnaround and rebranding of the Company and its products
- Successfully led the Company from exploration stage to commercialization

Brian Newsome – Head of Sales

- 20 years of sales experience
- Previously Sales Manager at BASF Corporation responsible for specialty kaolin sales to paint, coatings, plastics, and rubber markets

Rogerio Galante – Head of Iron Oxide Business Unit

- 15+ years experience at LanXess AG (IOP Group), the largest iron oxide producer globally
- Sales Manager of Inorganic Pigments, Brazil; Deputy Head and Product Portfolio Manager, North America

Eric Nedreberg – Operations Manger, Dragon Mine

- 20+ years industry experience – Ceramic Engineer
- Sales & plant management roles at Resco Products & United Clays

Chris Carney– Chief Financial Officer

- 8 years with Applied Minerals in both CFO and Business Development capacity
- MBA in Finance from Tulane University

Board of Directors

Bob Betz – Independent Board Member

- 50 years industry experience
- Former President of Henkel Corp North America, Chemicals and Cognis Gmbh, NA.

Mario Concha – Chairman of the Board - Independent Board Member

- 50 years industry experience
- 7 years as President of Georgia Pacific, Chemicals Division ($1.0B revenue)

John Levy – Vice Chairman of the Board – Independent Board Member

- CEO for Board Advisory – a consulting firm that assists public companies (or companies aspiring to be public) with corporate governance, corporate compliance, financial reporting and financial strategies
- 30 years of progressive financial, accounting, and business experience
- CPA with national public accounting firms Ernst & Young, Laventhol & Horwath, and Grant Thornton

David Taft – Board Member

- President of IBS Capital Corporation, an investment management firm, which he founded in 1990
- 22% ownership of Applied Minerals

Board of Directors

Bradley Tirpak – Independent Board Member

- Managing member of several investment partnerships and former portfolio manager at CSFB, Caxton Associates, and Sigma Capital Management
- Chairman of the Board of Directors of Full House Resorts
- Founder and former CEO of Access Telecom, an international telecommunications company based in Mexico

Ali Zamani – Independent Board Member

- Portfolio Manager at Gefinor Capital Management and Chief Investment Officer of the GEF Opportunities Fund
- Background in Portfolio Management at Goldman Sachs with a focus on the energy, materials, utilities and industrials sectors

Andre Zeitoun – President, CEO

- See management bio

Contact Information

Applied Minerals, Inc.
110 Greene Street
Suite 1101
New York, NY 10012
Phone: 800-356-6463
www.appliedminerals.com



DRAGONITE
Halloysite Clay



APPLIED MINERALS
Advanced Natural Iron Oxides

Investor Relations Contact:
Greg Falesnik
MZ North America
Senior Vice President
Direct: 949-385-6449
greg.falesnik@mzgroup.us
www.mzgroup.us